UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2005

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

The NCR Corporation (“we”, “us” or the “Company”) adopted the NCR Management Incentive Plan for Executive Officers (the “MIP”), a copy of which has been filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1996. Each year, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) sets the performance measures and weightings and minimum, target and maximum payouts under the MIP. The performance measures and weightings under the MIP for the 2004 fiscal year were described in Item 1.01 of the Company’s Current Report on Form 8-K, dated December 17, 2004.

On February 14, 2005, the Compensation Committee approved the 2004 annual bonus awards payable under the MIP for executive officers based on the application of these performance measures and weightings and the achievement of financial objectives against the minimum, target, and maximum objectives approved by the Compensation Committee. In determining these awards, the Compensation Committee exercised its discretion with respect to the 2004 annual bonus awarded to Peter Bocian, Senior Vice President and Chief Financial Officer, under the MIP and increased his award by approximately 3% of his base pay. This adjustment was made by the Compensation Committee in recognition of Mr. Bocian’s service as interim Chief Financial Officer prior to his Board appointment as Senior Vice President and Chief Financial Officer.

On February 14, 2005, the Compensation Committee also amended the forms of the Stock Option Agreement under the NCR Management Stock Plan and Restricted Stock Agreement used in connection with the Company’s 2005 annual long-term incentive awards that were granted by the committee under the NCR Management Stock Plan. The vesting periods under each of these agreements was extended from three equal annual installments to four equal annual installments. Copies of the amended Stock Option Agreement and the Restricted Stock Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibits
10.1	Form of Stock Option Agreement under the NCR Management Stock Plan.

10.2	Form of Restricted Stock Agreement under the NCR Management Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: February 18, 2005	By:	/s/ Peter J. Bocian
Peter J. Bocian
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibits
10.1	Form of Stock Option Agreement under the NCR Management Stock Plan.

10.2	Form of Restricted Stock Agreement under the NCR Management Stock Plan